                                                                 EXHIBIT 10.2(Z)
                                                                 ---------------

                               SECOND AMENDMENT
                               ----------------
                                      TO
                                      --
                          SECOND AMENDED AND RESTATED
                          ---------------------------
                               CREDIT AGREEMENT
                               ----------------


          THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 25, 1998 (this "Amendment"), is by and among CITATION CORPORATION, a Delaware corporation ("Citation" or the "Company"), CITATION AUTOMOTIVE SALES CORP., a Michigan corporation, MANSFIELD FOUNDRY CORPORATION, an Ohio corporation formerly known as MFC Acquisition Corporation, IROQUOIS FOUNDRY CORPORATION, a Wisconsin corporation formerly known as Iroquois Acquisition Corporation, OBERDORFER INDUSTRIES CORP., a New York corporation formerly known as OBI Acquisition Corp., BERLIN FOUNDRY CORPORATION, a Wisconsin corporation, CASTWELL PRODUCTS, INC., an Illinois corporation, TEXAS STEEL CORPORATION, a Texas corporation formerly known as TSC Acquisition Corporation, HI-TECH, INC., an Indiana corporation formerly known as HTC Acquisition Corporation, SOUTHERN ALUMINUM CASTINGS COMPANY, an Alabama corporation, BOHN ALUMINUM, INC., an Indiana corporation formerly known as BAC Acquisition Corporation, TSC TEXAS CORPORATION, a Delaware corporation, TEXAS FOUNDRIES, LTD., a Texas limited partnership, MABRY FOUNDRY COMPANY, LTD., a Texas limited partnership, CITATION CASTINGS, INC., an Alabama corporation, INTERSTATE FORGING INDUSTRIES, INC., a Wisconsin corporation, INTERSTATE SOUTHWEST, LTD., a Texas limited partnership, ISW TEXAS CORPORATION, a Delaware corporation, CAMDEN CASTING CENTER, INC., a Tennessee corporation, DYCAST, INC., a Delaware corporation, and CITATION PRECISION, INC., a California corporation (together with Citation, collectively, the "Borrowers" and, individually, a "Borrower"), the banks and other lenders identified on the signature pages hereof (collectively, the "Banks" and, individually, a "Bank"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, successor to NBD Bank, a Michigan banking corporation, as administrative and syndication agent (in such capacity, the "Administrative Agent") for the Banks, and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association formerly known as SouthTrust Bank of Alabama, National Association, as collateral agent (in such capacity, the "Collateral Agent", and together with the Administrative Agent, collectively, the "Agents" and, individually, an "Agent") for the Banks.


                                 INTRODUCTION
                                 ------------

     The Borrowers, certain Banks (collectively, the "Existing Banks" and, individually, an "Existing Bank") and the Agents have entered into the Second Amended and Restated Credit Agreement, dated as of August 3, 1998, as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of November 3, 1998 (as further amended or modified from time to time, the "Credit Agreement"), pursuant to which the Existing Banks provide to the Borrowers a revolving credit facility in the aggregate principal amount of $400,000,000.
The Borrowers now desire to amend the Credit Agreement in certain respects, and the Banks and the Agents are willing to provide for such amendments on the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein and in the Credit Agreement contained, the Borrowers, the Banks and the Agents hereby agree as follows:


                  ARTICLE 1.  AMENDMENTS TO CREDIT AGREEMENT

     Effective as of the date hereof, the Credit Agreement hereby is amended as follows:

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          1.1  The following definition of the term "Shareholder Rights Plan" is added to Section 1.1 in alphabetical order:

          "Shareholder Rights Plan" shall mean the Shareholder Rights Plan adopted by Citation, effective November 25, 1998, as announced by Citation November 30, 1998.

          1.2  Paragraphs (b) and (c) of Section 2.2 are relabeled as paragraphs
(c) and (d), respectively, and the following new paragraph (b) is added to
Section 2.2:

               (b) Immediately upon the receipt by Citation of such proceeds, the Commitments automatically shall be reduced by an amount equal to 100% of the proceeds (net of expenses reasonably incurred in connection therewith; and such net proceeds to be rounded to the nearest $500,000) received by Citation from the issuance, sale or other disposition of any of its capital stock, including, without limitation, pursuant to the exercise of shareholder rights under the Shareholder Rights Plan, but excluding any such issuance, sale or other disposition pursuant to the Citation Compensation and Benefit Plans (as such term is defined in Section 5.2(o)). For purposes of this Section 2.2(b), "capital stock" shall include capital stock and any securities exchangeable for or convertible into capital stock and any warrants, rights or other options to purchase or otherwise acquire capital stock or such securities.

          1.3 Paragraph (l) of Section 5.2 is amended and restated in full as follows:

               (l) Citation will not declare or pay any dividends, or make any other payments or distributions on account of its capital stock, which exceed in the aggregate for all such dividends, payments and distributions in any fiscal year an amount equal to 10% of Citation's net income, determined in accordance with Generally Accepted Accounting Principles, for the immediately preceding fiscal year; provided, however, that no dividends or other such payments shall be made by Citation at any time that the ratio of Total Debt, as determined as of the end of the latest fiscal quarter of Citation for which a Compliance Certificate has been delivered pursuant to
     Section 5.1(c)(4), to Adjusted EBITDA for the period of four consecutive fiscal quarters ending with such quarter end is greater than 2.5 to 1.0. Notwithstanding anything herein to the contrary, this Section 5.2(l) shall not prohibit (i) a distribution to Citation's former S Corporation stockholders relating to a determination, due to an Internal Revenue Service audit, that Citation's taxable income for any period prior to the termination of its former S Corporation status should be increased, or (ii) the dividends of share purchase rights in accordance with the Shareholder Rights Plan.

          1.4 Paragraph (o) of Section 5.2 is amended and restated in full as follows:

          (o) Neither Citation nor any Consolidated Entity will redeem, purchase or retire any of its capital stock or partnership or other ownership interests or grant or issue any warrant, right or option pertaining thereto or other security convertible into any of the foregoing, or permit any redemption or retirement of the outstanding capital stock or partnership or other ownership interests of Citation or of any Consolidated Entity; provided, however, that this Section 5.2(o) shall not prohibit (i) the issuance of share purchase rights in accordance with the Shareholder Rights Plan, or (ii) the redemption, repurchase, retirement or other acquisition by Citation of its common stock to the extent the aggregate consideration paid by Citation and the Consolidated Entities in connection with all such redemptions, repurchases, retirements and other acquisitions after the Effective Date does not exceed $10,000,000. No Consolidated Entity will issue any capital stock or partnership or other ownership interests or grant or issue any warrant, right or option pertaining thereto or other security convertible into any of the foregoing. Notwithstanding anything in this Agreement to the contrary, this Section 5.2(o) shall not prohibit the transactions of Citation and the Consolidated Entities in the ordinary course of business under, and in accordance with the terms of, the following (collectively, the "Citation Compensation and

                                       2
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     Benefit Plans"): (i) Citation Corporation 1994 Incentive Award Plan; (ii)
     Citation Corporation Employee Stock Purchase Plan; (iii) Citation Corporation Non-Qualified Stock Option Plan For Non-Employee Directors;
     (iv) Citation Corporation Stock Plan for Non-Employee Directors; (v) 401(k) plans for Citation and numerous of the Consolidated Entities (in all of which participants may invest elective deferral accounts and employer matching contribution accounts in Citation stock); and (vi) other plans established from time to time by Citation and the Consolidated Entities that are reasonably determined by the Administrative Agent to be of a similar nature to those described in the foregoing clauses (i)-(v), provided that, prior to the establishment of any such plan, Citation furnishes to the Administrative Agent such information about such plan and copies of such documents relating thereto as the Administrative Agent may reasonably request for the purpose of making the determination required under this clause (vi).


                  ARTICLE 2.  REPRESENTATIONS AND WARRANTIES

     In order to induce the Banks and the Agents to enter into this Amendment, each of the Borrowers hereby, jointly and severally, represents and warrants to the Banks and the Agents that:

     2.1 The execution, delivery and performance by such Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of such Borrower's charter or by-laws or partnership agreement, or of any contract or undertaking to which such Borrower is a party or by which such Borrower or its property is or may be bound or affected.

     2.2 This Amendment is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms.

     2.3 No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor, stockholder or member of such Borrower, is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

     2.4 After giving effect to the amendments set forth in Article 1 of this Amendment, all representations and warranties contained in Article IV of the Credit Agreement and in the Security Documents are true and correct on and as of the date of execution hereof as if such representations and warranties were made on and as of such date. No Default or Event of Default exists or has occurred and is continuing on the date of execution hereof (whether before or after the effectiveness of this Amendment).


                           ARTICLE 3.  MISCELLANEOUS

     3.1 All references to the Credit Agreement in any of the other Loan Documents or any other document, instrument or certificate referred to in the Credit Agreement or delivered in connection therewith or pursuant thereto, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

     3.2 The other Loan Documents, any and all certificates or financing statements executed pursuant to the Credit Agreement or in connection therewith and, subject to the amendments herein provided, the Credit Agreement shall in all respects continue in full force and effect.

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     3.3  Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The headings of the various subdivisions hereof are for the convenience of reference only and shall in no way modify any of the terms or provisions hereof.

     3.4 This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

     3.5 The Borrowers, jointly and severally, agree to pay the reasonable fees and expenses of Dickinson Wright PLLC, counsel for the Administrative Agent, in connection with the negotiation and preparation of this Amendment and in connection with advising the Administrative Agent as to its rights and responsibilities with respect thereto.

     3.6 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.


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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                         CITATION CORPORATION,
                         CITATION AUTOMOTIVE SALES CORP.,
                         MANSFIELD FOUNDRY CORPORATION,
                         IROQUOIS FOUNDRY CORPORATION,
                         OBERDORFER INDUSTRIES CORP.,
                         BERLIN FOUNDRY CORPORATION,
                         CASTWELL PRODUCTS, INC.,
                         TEXAS STEEL CORPORATION,
                         HI-TECH, INC., SOUTHERN ALUMINUM
                         CASTINGS COMPANY, BOHN ALUMINUM,
                         INC., TSC TEXAS CORPORATION, TEXAS
                         FOUNDRIES, LTD., by Texas Steel
                         Corporation, its General Partner,
                         MABRY FOUNDRY COMPANY, LTD.,
                         by Texas Steel Corporation, its General Partner, CITATION CASTINGS, INC.,
                         INTERSTATE FORGING INDUSTRIES,
                         INC., INTERSTATE SOUTHWEST, LTD.,
                         by Texas Steel Corporation, its General Partner, ISW TEXAS CORPORATION, CAMDEN
                         CASTING CENTER, INC., DYCAST, INC.
                         and CITATION PRECISION,
                         INC.

                         By   /s/ Thomas W. Burleson
                              ------------------------------------------
                              Thomas W. Burleson, signing on behalf of each of them as Vice President of each of them


                         THE FIRST NATIONAL BANK OF
                         CHICAGO, as a Bank and as the
                         Administrative Agent

                         By /s/ David T. McNeela
                           ---------------------------------------------

                            Its Vice President

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                                 SOUTHTRUST BANK, NATIONAL
                                 ASSOCIATION, as a Bank and as the
                                 Collateral Agent

                                 By__________________________________

                                   Its_______________________________


                                 AMSOUTH BANK

                                 By /s/ J.M. Noel
                                    ---------------------------------

                                   Its S.V.P.


                                 FIRST UNION NATIONAL BANK

                                 By /s/ Mark F. Felker
                                    ---------------------------------

                                   Its Senior Vice President


                                 CREDIT LYONNAIS ATLANTA AGENCY

                                 By /s/ David M. Cawrse
                                    ---------------------------------

                                   Its First Vice President & Manager


                                 BRANCH BANKING & TRUST COMPANY

                                 By /s/ Thatcher L. Townsend III
                                    ---------------------------------

                                   Its Senior Vice President


                                 SUNTRUST BANK, ATLANTA

                                 By__________________________________

                                   Its_______________________________

                                 and By _____________________________

                                   Its_______________________________


                                 CIBC INC.

                                 By /s/ Cyd Petre
                                    ---------------------------------

                                   Its Executive Director

                                 SCOTIABANC INC.

                                 By /s/ W. Brown
                                   ----------------------------------

                                   Its Managing Director


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By /s/ Kevin L. Anderson
                                    ---------------------------------

                                   Its Vice President


                                 MELLON BANK, N.A.

                                 By__________________________________

                                   Its_______________________________


                                 MICHIGAN NATIONAL BANK

                                 By /s/ Eric Haege
                                    ---------------------------------

                                   Its Commercial Relationship Manager


                                 COMERICA BANK

                                 By /s/ David W. Shirey
                                    ---------------------------------

                                   Its Assistant Vice President


                                 NATIONSBANK, N.A.

                                 By /s/ Nan C. Hillis
                                    ---------------------------------

                                   Its Sr. Vice President


                                 PNC BANK, NATIONAL ASSOCIATION

                                 By__________________________________

                                   Its_______________________________

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

                                 BANK OF TOKYO-MITSUBISHI, LTD.

                                 By /s/ William Otott
                                    ---------------------------------

                                   Its VP


                                 DEPOSIT GUARANTY NATIONAL BANK

                                 By /s/ Steven C. Krohn
                                    ---------------------------------

                                   Its Senior Vice President


                                 THE SUMITOMO BANK, LIMITED

                                 By__________________________________

                                   Its_______________________________


                                 COMPASS BANK

                                 By /s/ Eric Cates
                                    ---------------------------------

                                   Its  Sr. Vice President

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